VIKING MUTUAL FUNDS

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Viking Tax-Free Fund for Montana
Viking Tax-Free Fund for North Dakota
Viking Large-Cap Value Fund

1999 ANNUAL REPORT



SHAREHOLDER LETTER


Dear Fellow Shareholder:

It is a pleasure to bring you the Viking Mutual Funds annual report for the period since inception (August 3, 1999) through December 31, 1999.

Throughout the period under review, the U.S. economy continued its strong advance. Fueled by 30-year low unemployment rates, near record levels of consumer confidence, robust housing and manufacturing sectors, a resurgent global economy and the wealth effect from the stock market's bull run, this blistering economy has resulted in interest rate hikes by the Fed as preventive medicine in an attempt to diminish the risk of inflation going forward.

Certainly, inflation appears so far to be under wraps. But monetary policy-makers, especially Fed chief Alan Greenspan, have repeatedly stressed their concern that despite impressive gains in productivity, a dwindling pool of available workers will eventually force wages higher. Companies will likely have to raise prices to pay for those higher wages and that spells inflation. With labor markets stretched taut and consumers snapping up goods with a vengeance, the Fed will likely tighten credit further in 2000.

Uncertainty regarding interest rates added volatility to the markets. The strong gains of the U.S. equity market indices masked the story of what really went on in the markets. Outside of the indices, most stocks were actually down on the year. Of all stocks traded on the New York Stock Exchange, 63% were down for the year. Even on the NASDAQ, with an abundance of high growth technology and Internet companies, 52% of the companies declined for the year. Indeed, the market gains were achieved by the strong advances in a minority of stocks in high growth technology, Internet and IPOs.

Generally rising interest rates during the period under review presented challenges for the bond markets as bond prices fall when interest rates rise. The benchmark 30-year Treasury bond yield has increased dramatically from a low around 4.70% in the fall of 1998 to near 6.50% at December 31, 1999.
Municipal yields increased throughout the period as well although they weathered the turbulence in the fixed income arena better than Treasuries. Municipal bonds are currently looking extraordinarily attractive relative to Treasury bonds with the municipal yield to Treasury yield ratio in excess of 90%. Additionally, as rates rise, mutual funds purchasing new municipal bonds will generally pay higher dividends.

In this type of market environment, it is even more important than ever to seek the help of a professional when investing. Making the right decisions in these markets can be very difficult and an experienced investment professional can address your concerns about the market and provide the guidance needed to help you diversify your investments and stay focused on the long term.

Fund reports containing a discussion of individual fund performance as well as the fund's portfolios and financial statements are presented within for your review.

We thank you for your patience during these turbulent times in the market and appreciate your continued confidence in Viking Mutual Funds. As always we will do our best to make sure your experience as a shareholder is a rewarding one.


Sincerely,


/s/ Shannon D. Radke
Shannon D. Radke
President
Viking Mutual Funds

Viking Tax-Free Fund for Montana

By Shannon D. Radke
President / Portfolio Manager

Viking Tax-Free Fund for Montana provided a total return of -4.47% for the period since inception (August 3, 1999) through December 31, 1999 (at net asset value with distributions reinvested).

In an attempt to cool down the blistering economy and diminish the risk of higher inflation going forward, the Fed raised interest rates by a quarter of a percentage point two times between the fund's inception and December 31, 1999. Anticipation of these rate hikes led to higher municipal yields and a resulting decrease in the fund's share price.

Still, there was little evidence that interest rates had risen enough to bring the growth of demand into line with that of potential supply resulting in widespread anticipation of additional rate hikes in 2000. Fears of these additional rate hikes have also been priced into the municipal market. In addition, the stock market's bull run of annual double-digit gains has weighed on the demand for municipals.

During the period, the Fund invested in a number of high quality Montana municipal bonds having various maturities. Purchases throughout the period included State of Montana G.O., Montana Health Facilities Authority for Providence Services and Montana State University issues. Purchasing varying maturities resulted in a duration at December 31, 1999 of 7.48 years providing some measure of preservation of capital in the turbulent, rising interest rate environment. Average credit quality at the end of the period was a lofty AAA-.

Going forward, the fund will continue to invest in high quality issues throughout the state. The highest level of current income exempt from federal and Montana income taxes consistent with preservation of capital remains the investment objective of the fund.

With yields having moved sharply higher in the last year and additional rate hikes already priced into the municipal market now may be a good time to take advantage of the recent run up in interest rates as a buying opportunity.

Viking Tax-Free Fund for North Dakota

By Shannon D. Radke
President / Portfolio Manager

Viking Tax-Free Fund for North Dakota provided a total return of -3.56% for the period since inception (August 3, 1999) through December 31, 1999 (at net asset value with distributions reinvested).

In an attempt to cool down the blistering economy and diminish the risk of higher inflation going forward, the Fed raised interest rates by a quarter of a percentage point two times between the fund's inception and December 31, 1999. Anticipation of these rate hikes led to higher municipal yields and a resulting decrease in the fund's share price.

Still, there was little evidence that interest rates had risen enough to bring the growth of demand into line with that of potential supply resulting in widespread anticipation of additional rate hikes in 2000.
Fears of these additional rate hikes have also been priced into the municipal market. In addition, the stock market's bull run of annual double-digit gains has weighed on the demand for municipals.

During the period, the Fund invested in a number of high quality North
Dakota municipal bonds having various maturities. Purchases throughout the period included Fargo G.O. on, Bismarck Public School District and
Grand Forks Sales Tax Revenue issues. Purchasing varying maturities resulted in a duration at December 31, 1999 of 6.51 years providing some measure of preservation of capital in the turbulent, rising interest rate environment. Average credit quality at the end of the period was a lofty AA+.

Going forward, the fund will continue to invest in high quality issues throughout the state. The highest level of current income exempt from federal and North Dakota income taxes consistent with preservation of capital remains the investment objective of the fund.

With yields having moved sharply higher in the last year and additional rate hikes already priced into the municipal market now may be a good time to take advantage of the recent run up in interest rates as a buying opportunity.

Viking Large-Cap Value Fund


By  J. Peter Skirkanich, Investment Committee Chairman
    Shannon D. Radke, President


Viking Large-Cap Value Fund provided a slightly negative return of -0.77 % for the period since inception (August 3, 1999) to December 31, 1999 (at net asset value with distributions reinvested). Although this return was negative, it compared favorably with the -2.09% return of the Russel 1000 Value Index.

Although the major stock indices ended the past year at or near all time highs, the strong gains of some indices masked the real story of risk in the broad market. Of all stocks traded on the New York Stock Exchange, 63% were down for the year. Even on the NASDAQ, with an abundance of high growth technology and Internet companies, 52% of the companies declined for the year. Further, the most astonishing statistic of the year was that for 1999 all NASDAQ stocks with no earnings as a group showed a positive return, while all stocks with earnings as a group posted a negative return. The prevalence of risk in the market is further illustrated by the Value Line Composite (geometric), which lost 1.4% before dividends, as well as the historically more conservative S&P Electric Utilities Index losing more than 23% for the year. You could almost envision the New Era growth investors lecturing value investors by quoting Mark Twain, " You can't depend on your eyes when your imagination is out of focus." However, we are not about to adopt Price/Fantasy ratios in lieu of Price/Earnings ratios in our analysis.

The fund's top sector weightings at year-end included computer related, chemical and electronics. The top five holdings were Emerson Electric Co., Hewlett-Packard Co., Albertson's Inc., Crown, Cork & Seal, Co., and Dana Corp.

Our investments in the auto parts sector have been disappointing, yet we remain enthusiastic. At less than 10 times earnings the group is ridiculously undervalued (i.e. Dana sells at 7 X earnings). Likewise, our investments in financial services companies were battered as rising rates took its toll on stock prices. Allstate, BankOne, First Union, Chubb and others made investors vary of most financial stocks. This has made it possible to accumulate high quality companies such as Washinton Mutual and US Bancorp at attractive prices.

Industrial output and manufacturing activity surged during the period, as the rebound in Asian and European economies accelerated, thus increasing the demand for exports and complementing the improved domestic environment for materials and commodity producers. We expect these strong trends to continue which would benefit the earnings outlook for our investments in companies such as Emerson Electric, Kennametal, Ingersoll-Rand and Parker Hannifin, as well as our chemical holdings.

The fundamental outlook for our computer-related holdings remains very strong. Accelerating demand for faster chips, better graphics and greater bandwidth continues to drive secular growth for necessary technologies.

With the markets at all-time highs and speculative excesses rampant, now more than ever a prudent and disciplined investment process is necessary. The U.S. economy is strong, the worldwide economy is continuing to improve and the valuations for most stocks are not excessive. Indeed many are downright cheap. We are confident that valuation does matter and that our investments in proven companies with strong profit potential will result in premium returns over the long haul with substantially less volatility.

Long term total return and capital preservation remains the investment objective of the fund.

VIKING MUTUAL FUNDS
Statement of Investments, December 31, 1999

Viking Tax-Free Fund for Montana

                                                                     PRINCIPAL         MARKET
                                                                      AMOUNT           VALUE
                                                                     ---------         ------
MONTANA MUNICIPAL BONDS  71.5%
Montana St. Long Range Building
     Pg - Ser D G.O.  5.25%  08/01/16                               $   10,000       $   9,370

Forsyth MT Pollution Control Rev Ref Puget
     Sound Power & Light (AMBAC)  6.80%  03/01/22                        5,000           5,218

Forsyth MT PCR Ref Montana Power
     (AMBAC)  6.125%  05/01/23                                           5,000           4,983

Montana St. Health Facilities Authority Rev
     Providence Services (MBIA)  5.375%  12/01/25                       25,000          22,486

MT St. Board Housing Single Family Mortgage Ser A-2
     5.65%  12/01/20                                                     5,000           4,566

MT Higher Education Student Assistance Corporation
     Student Loan Rev  6.15%  12/01/06                                   5,000           5,082

Montana St. University Revs Ref & Improvement
     Higher Education Facilities D (MBIA)  5.375%  11/15/21             25,000          22,949

Puerto Rico Highway & Transportation Authority Highway
     Rev Ref Ser W (FSA)  5.25%  07/01/20                                5,000           4,494

Puerto Rico Electric Power Authority Power Re
     Ser AA (MBIA)  5.00%  07/01/07                                      5,000           4,959

Puerto Rico Public Finance Corporation Commonwealth
     Approp - Ser A (AMBAC)  5.375%  06/01/15                           10,000           9,566

University of Montana University Revs Facilities Acq & Impt
     Ser C (MBIA)  5.20%  11/15/09                                      10,000           9,952
                                                                                     ---------
Total Municipal Bonds (cost $109,581)                                                  103,625

SHORT-TERM INVESTMENTS  6.9%
Franklin Puerto Rico Tax-Free Fund                                                       5,000
Goldman-Sachs Financial Square Tax-Free Money Market                                     5,000
                                                                                    ----------
Total Short-Term Investments (cost $10,000)                                             10,000
                                                                                    ----------
TOTAL MARKET VALUE OF SECURITIES OWNED  78.4%
     (COST $119,581)                                                                   113,625
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES  21.6%                                  31,334
                                                                                    ----------
NET ASSETS APPLICABLE TO 15,410 SHARES
     ($0.001 PAR VALUE) OUTSTANDING  100.0%                                         $  144,959
                                                                                    ==========

Summary of Abbreviations:
     AMBAC - Insured by the AMBAC Indemnity Corporation
     FSA - Insured by Financial Security Assurance
     MBIA - Insured by the Municipal Bond Insurance Association

The accompanying notes are an integral part of these financial statements.

VIKING MUTUAL FUNDS
Statement of Investments, December 31, 1999

Viking Tax-Free Fund for North Dakota

                                                                     PRINCIPAL         MARKET
                                                                      AMOUNT           VALUE
                                                                     ---------         ------
NORTH DAKOTA MUNICIPAL BONDS  76.5%
Bismarck ND Public School District
     No. 1  G.O. (FGIC)  4.50%  05/01/18                            $   25,000       $   20,371

Fargo ND Ref & Impt - Ser A
     4.80%  05/01/08                                                     5,000            4,841

Grand Forks ND G.O. Tax Increment
     Ser B  5.80%  12/01/14                                              5,000            4,997

Grand Forks ND Park District Ref Impt
     (AMBAC)  5.50%  05/01/24                                            5,000            4,568

ND St HFA Rev Ref Housing Finance Program
     Home Mortgage Ser D  5.80%  07/01/14                                5,000            4,888

Ward County ND Health Care Facilities Rev
     Trinity Obligated Group - B  7.50%  07/01/21                       20,000           20,567

*Grand Forks ND Sales Tax Rev Aurora
     Project Ser A (MBIA)  5.625%  12/15/29                             25,000           22,770

*ND State Student Loan Rev Ser A (AMBAC)
     7.00%  07/01/05                                                     5,000             5,054

NDSU Ag & Applied Science University Rev Ref
     Housing & Auxiliary Facilities  6.40%  04/01/10                     5,000             5,070

Oliver County ND Solid Waste Rev Ref Square
     Butte Elec - B (AMBAC)  5.45%  01/01/24                             5,000             4,477
                                                                                       ---------
Total Municipal Bonds (cost $101,776)                                                     97,603

SHORT-TERM INVESTMENTS  7.5%
Franklin Puerto Rico Tax-Free Fund                                                         4,419
Goldman-Sachs Financial Square Tax-Free Money Market                                       5,150
                                                                                       ---------
Total Short-Term Investments (cost $9,619)                                                 9,569
                                                                                       ---------
TOTAL MARKET VALUE OF SECURITIES OWNED  84.0%
     (COST $111,396)                                                                     107,172
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES  16.0%                                    20,359
NET ASSETS APPLICABLE TO 13,472 SHARES                                                 ---------
     ($0.001 PAR VALUE) OUTSTANDING  100.0%                                            $ 127,531
                                                                                       =========

Summary of Abbreviations:
     AMBAC - Insured by the AMBAC Indemnity Corporation
     FGIC - Insured by the Financial Guaranty Insurance Company
     MBIA - Insured by the Municipal Bond Insurance Association

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

The accompanying notes are an integral part of these financial statements.

VIKING MUTUAL FUNDS
Statement of Investments, December 31, 1999

Viking Large-Cap Value Fund

                                                     SHARES          VALUE
                                                     -----------------------
Consumer Non-Durables 21.7%
Air Products & Chemicals                              300         $   10,069
Albertson's Inc.                                      700             22,575
Bestfoods                                             300             15,769
ConAgra                                               600             13,613
Crown Cork & Seal                                    1000             22,375
Genuine Parts                                         500             12,406
Hercules                                              700             19,513
Universal Foods                                       600             12,225
                                                                  ----------
                                                                     128,545
                                                                  ----------
Cyclical 17.9%
Akzo Nobel NV ADR                                     300             14,925
Alcoa, Inc.                                           100              8,300
DuPont (El) DeNemours                                 200             13,175
Emerson Electric                                      400             22,950
Ingersoll-Rand                                        200             11,012
Kennametel                                            300             10,087
Kimberly-Clark                                        200             13,087
Rohm & Haas                                           300             12,206
                                                                  ----------
                                                                     105,742
                                                                  ----------
Energy 8.2%
Conoco Inc. Cl. A                                     800             19,800
El Paso Energy                                        500             19,406
Phillips Petroleum                                    200              9,400
                                                                  ----------
                                                                      48,606
                                                                  ----------
Financial 11.5%
Everest Reinsurance Holdings                          600             13,387
Fleet Financial Group                                 200              6,962
Hartford Financial Services Group                     200              9,475
KeyCorp                                               400              8,850
National City                                         300              7,106
Travelers Prop Casualty 'A'                           200              6,850
Union Planters                                        200              7,888
Washington Mutual                                     300              7,763
                                                                  ----------
                                                                      68,281
                                                                  ----------
Health 3.2%
Abbott Laboratories                                   200              7,262
Tenet Healthcare                                      500             11,750
                                                                  ----------
                                                                      19,012
                                                                  ----------
Technology 17.2%
Computer Assoc. Intl.                                  200            13,988
Hewlett-Packard Co.                                    200            22,750
Intel                                                  200            16,463
Keane                                                  300             9,638
Parker-Hannifin                                        200            10,263
Thomas & Betts                                         600            19,125
3Com                                                   200             9,400
                                                                  ----------
                                                                     101,627
                                                                  ----------
Transportation 10.0%
CNF Transportation                                     500            17,250
Dana                                                   700            20,956
TRW                                                    400            20,775
                                                                  ----------
                                                                      58,981
                                                                  ----------
Utilities 9.1%
Cable & Wireless ADR                                   300            15,881
SBC Communications                                     200             9,750
Texas Utilities                                        400            14,225
US West Inc.                                           100             7,200
Waste Management, Inc.                                 400             6,875
                                                                  ----------
                                                                      53,931
                                                                  ----------
Total Common Stocks (Cost $585,028)                                  584,725

SHORT-TERM INVESTMENTS  1.0%
Financial Square Prime Obligation Fund                                 6,000
Total Short-Term Investments                                      ----------
   (Cost $6,000)                                                       6,000
                                                                  ----------
TOTAL MARKET VALUE OF
   SECURITIES OWNED 99.9%
   (COST: $591,028)                                                  590,725
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES 0.1%                                               558
                                                                  ----------
NET ASSETS APPLICABLE TO 59,741
   SHARES ($0.001 PAR VALUE)
   OUTSTANDING 100.0%                                             $  591,283
                                                                  ==========

The accompanying notes are an integral part of these financial statements.

VIKING MUTUAL FUNDS
Financial Statements

Statements of Assets and Liabilities
December 31, 1999
                                                                 Tax-Free Fund           Tax-Free Fund           Large-Cap
                                                                  for Montana           for North Dakota         Value Fund
                                                                 ----------------------------------------------------------
ASSETS:
Investments in securities
Cost                                                             $     119,581           $     111,396         $    591,028
                                                                 ----------------------------------------------------------
Value                                                                  113,625                 107,172              590,725
Cash                                                                    30,735                  19,123                1,496
Prepaid assets                                                           2,981                   2,560                2,558
Interest & dividends receivable                                          1,084                   1,638                  868
Other assets                                                             3,154                   3,576                3,503
                                                                 ----------------------------------------------------------
Total assets                                                           151,579                 134,069              599,150
                                                                 ----------------------------------------------------------

LIABILITIES
Distributions payable                                                      503                     409                1,406
Other accounts payable and
 accrued expenses                                                        6,117                   6,129                6,461
                                                                 ----------------------------------------------------------
Total liabilities                                                        6,620                   6,538                7,867
                                                                 ----------------------------------------------------------
NET ASSETS                                                             144,959                 127,531              591,283
                                                                 ----------------------------------------------------------

COMPONENETS OF NET ASSETS AT DECEMBER 31, 1999
Capital shares, $0.001 par value, unlimited shares authorized          151,629                 131,787              591,586
Net unrealized depreciation                                             (5,956)                 (4,223)                (303)
Accumulated net realized gain (loss) on investments                       (714)                    (33)                   -
                                                                 ----------------------------------------------------------
NET ASSETS                                                       $     144,959           $     127,531         $    591,283
                                                                 ----------------------------------------------------------
NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets, at value                                             $     144,959           $     127,531         $    591,283
                                                                 ----------------------------------------------------------
Shares outstanding                                                      15,410                  13,472               59,741
                                                                 ----------------------------------------------------------
Net assets value per share                                       $        9.41           $        9.47         $       9.90
                                                                 ----------------------------------------------------------
Maximum offering price per share
(net asset value per share divided by 95.50%,
95.50%, and 94.75%, respectively)                                $        9.85           $        9.92         $      10.45
                                                                 ----------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


VIKING MUTUAL FUNDS
Financial Statements

Statements of Operations
For the period from inception (August 3, 1999) through December 31, 1999
                                                                 Tax-Free Fund           Tax-Free Fund           Large-Cap
                                                                  for Montana           for North Dakota         Value Fund
                                                                 ----------------------------------------------------------
INVESTMENT INCOME
Interest                                                         $       1,601           $       1,344         $          -
Dividends                                                                   62                      66                3,467
                                                                 ----------------------------------------------------------
Total investment income                                                  1,663                   1,410                3,467
                                                                 ----------------------------------------------------------
EXPENSES
Investment advisory fees                                                   216                     143                1,138
Administrative fees                                                         43                      29                  163
Distribution fees                                                          108                      72                  650
Transfer agent fees                                                         17                      37                  287
Accounting fees                                                             22                      14                   81
Professional fees                                                        6,552                   6,552                6,552
Insurance                                                                1,633                   1,654                2,217
Trustee fees                                                               703                     703                  703
Registration fees                                                          411                     310                1,050
Custodian fees                                                             245                     245                  245
Other                                                                       22                      27                  133
                                                                 ----------------------------------------------------------
Total expenses                                                           9,972                   9,786               13,219
Less expenses waived or reimbursed                                      (9,972)                 (9,786)             (11,025)
                                                                 ----------------------------------------------------------
Net expenses                                                                 -                       -                2,194
                                                                 ----------------------------------------------------------
NET INVESTMENT INCOME                                                    1,663                   1,410                1,273
                                                                 ----------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain (loss) on investments                                   (714)                    (33)                 133
Net change in unrealized appreciation
  (depreciation) of investments                                         (5,956)                 (4,223)                (303)
                                                                 ----------------------------------------------------------
NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS                                                   (6,670)                 (4,256)                (170)
                                                                 ----------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $      (5,007)          $      (2,846)        $      1,103
                                                                 ----------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

VIKING MUTUAL FUNDS
Financial Statements

Statements of Changes in Net Assets
For the period from (August 3, 1999) through December 31, 1999
                                                                 Tax-Free Fund           Tax-Free Fund           Large-Cap
                                                                  for Montana           for North Dakota         Value Fund
                                                                 ----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income                                            $       1,663           $       1,410         $      1,273
Net realized gain (loss) on investments                                   (714)                    (33)                 133
Net change in urealized appreciation (depreciation)
 of investments                                                         (5,956)                 (4,223)                (303)
                                                                 ----------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         (5,007)                 (2,846)               1,103
                                                                 ----------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income                                                   (1,663)                 (1,410)              (1,273)
Net realized gains                                                           -                       -                 (133)
                                                                 ----------------------------------------------------------
Total distibutions to shareholders                                      (1,663)                 (1,410)              (1,406)
                                                                 ----------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold                                              164,110                 261,217              592,886
Proceeds from reinvestment of distributions                                572                   1,001                    -
Cost of shares repurchased                                             (13,053)               (130,431)              (1,300)
                                                                 ----------------------------------------------------------
Increase in net assets derived from capital share transactions         151,629                 131,787              591,586
                                                                 ----------------------------------------------------------
NET INCREASE IN NET ASSETS                                             144,959                 127,531              591,283
                                                                 ----------------------------------------------------------
NET ASSETS:
Beginning of period                                                          -                       -                    -
                                                                 ----------------------------------------------------------
End of period                                                    $     144,959           $     127,531         $    591,283
                                                                 ----------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

VIKING MUTUAL FUNDS
Financial Highlights

Viking Tax-Free Fund for Montana

Selected data for each share of the Fund outstanding throughout the period were as follows:


                                                          Tax-Free Fund
                                                           for Montana
                                                         ----------------
                                                          For the Period
                                                           from 8/3/991
                                                         through 12/31/99
                                                         ----------------
Net asset value, beginning of period                       $     10.00
                                                         ----------------
Income (loss) from investment operations
Net investment income                                             0.15
Net realized and unrealized gain (loss) on investments           (0.59)
                                                         ----------------
Total from investment operations                                 (0.44)
                                                         ----------------
Less distributions from
Net investment income                                            (0.15)
Net realized gains                                                   -
                                                         ----------------
Total distributions                                              (0.15)
                                                         ----------------
Net asset value, end of period                             $      9.41
                                                         ================
Total return2                                                    (4.47)%


Ratios/supplemental data:
Net assets, end of period (000's)                          $       145
Ratio of net expenses to average net assets                        0.00%3,4
Ratio of net investment income to average net assets               4.15%3
Portfolio turnover rate                                            4.36%

1Commencement of operations.
2Total return assumes reinvestment of distributions at net asset value, does not reflect the impact of a sales charge and is not annualized.
3Annualized.
4Viking Fund Management, LLC, the Fund's investment manager, has contractually agreed to waive its fees or reimburse the Fund for its expenses through August 1, 2009 so that the Fund's total operating expenses during the period will not exceed 0.85% of its average net assets on an annual basis. For the period above, Viking Fund Management, LLC waived fees and reimbursed expenses totaling $9,972. If the fees had not been waived or expenses had not been reimbursed, the annualized ratio of total expenses to average net assets would have been 24.90%.

The accompanying notes are an integral part of these financial statements.

VIKING MUTUAL FUNDS
Financial Highlights

Viking Tax-Free Fund for North Dakota

Selected data for each share of the Fund outstanding throughout the period were as follows:

                                                          Tax-Free Fund
                                                         for North Dakota
                                                         ----------------
                                                          For the Period
                                                           from 8/3/991
                                                         through 12/31/99
                                                         ----------------
Net asset value, beginning of period                       $     10.00
                                                         ----------------
Income (loss) from investment operations
Net investment income                                             0.18
Net realized and unrealized gain (loss) on investments           (0.53)
                                                         ----------------
Total from investment operations                                 (0.35)
                                                         ----------------
Less distributions from
Net investment income                                            (0.18)
Net realized gains                                                   -
                                                          ---------------
Total distributions                                              (0.18)
                                                          ---------------
Net asset value, end of period                             $      9.47
                                                          ===============
Total return2                                                    (3.56)%


Ratios/supplemental data:
Net assets, end of period (000's)                          $       128
Ratio of net expenses to average net assets                       0.00%3,4
Ratio of net investment income to average net assets              4.28%3
Portfolio turnover rate                                           0.00%

1Commencement of operations.
2Total return assumes reinvestment of distributions at net asset value, does not reflect the impact of a sales charge and is not annualized.
3Annualized.
4Viking Fund Management, LLC, the Fund's investment manager, has contractually agreed to waive its fees or reimburse the Fund for its expenses through August 1, 2009 so that the Fund's total operating expenses during this period will not exceed 0.85% of its average net assets on an annual basis. For the period above, Viking Fund Management, LLC waived fees and reimbursed expenses totaling $9,786. If the fees had not been waived or expenses had not been reimbursed, the annualized ratio of total expenses to average net assets would have been 29.72%.

The accompanying notes are an integral part of these financial statements.

VIKING MUTUAL FUNDS
Financial Highlights

Viking Large-Cap Value Fund

Selected data for each share of the Fund outstanding throughout the period were as follows:


                                                         Viking Large-Cap
                                                            Value Fund
                                                         ----------------
                                                          For the Period
                                                            from 8/3/991
                                                          through 12/31/99
                                                         -----------------
Net asset value, beginning of period                       $     10.00
                                                         -----------------
Income (loss) from investment operations
Net investment income                                             0.02
Net realized and unrealized gain (loss) on investments           (0.10)
                                                         -----------------
Total from investment operations                                 (0.08)
                                                         -----------------
Less distributions from
Net investment income                                            (0.02)
Net realized gains                                                   -
                                                         -----------------
Total distributions                                              (0.02)
                                                         -----------------
Net asset value, end of period                             $      9.90
                                                         =================
Total return2                                                    (0.76)%


Ratios/supplemental data:
Net assets, end of period (000's)                          $       591
Ratio of net expenses to average net assets                       1.35%3,4
Ratio of net investment income to average net assets              0.83%3
Portfolio turnover rate                                           6.30%

1Commencement of operations.
2Total return assumes reinvestment of distributions at net asset value, does not reflect the impact of a sales charge and is not annualized.
3Annualized.
4Viking Fund Management, LLC, the Fund's investment manager, has contractually agreed to waive its fees or reimburse the Fund for its expenses through August 1, 2009 so that the Fund's total operating expenses during this period will not exceed 1.35% of its average net assets on an annual basis. For the period above, Viking Fund Management, LLC waived fees and reimbursed expenses totaling $11,025. If the fees had not been waived or expenses had not been reimbursed, the annualized ratio of total expenses to average net assets would have been 8.58%.

The accompanying notes are an integral part of these financial statements.

VIKING MUTUAL FUNDS

Notes to Financial Statements
December 31, 1999


1.  ORGANIZATION
Viking Mutual Funds (the "Company") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company, consisting of three series (the "Funds").

The Viking Tax-Free Fund for Montana and Viking Tax-Free Fund for North Dakota (each a "Tax-Free Fund"), each a non-diversified Fund, seek the highest level of current income that is exempt from both federal and state income taxes and is consistent with preservation of capital. The Viking Large-Cap Value Fund ("Large-Cap"), a diversified Fund, seeks long-term total return and capital preservation.

2.  SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Securities for which market quotations are not readily available (which will constitute a majority of the securities held by the Tax-Free Funds) are valued using a matrix system at fair value as determined by management in accordance with procedures established by the Board of Trustees.

Security Transactions, Investment Income, Expenses and Distributions - Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recognized on the ex-dividend date. Original issue discounts and market premium are amortized to interest income over the estimated lives of the respective securities. The Tax-Free Funds declare dividends from net investment income daily and pay such dividends monthly. The Large-Cap Fund will declare and pay dividends from net investment income at least annually. Capital gains, if any, are distributed annually.

Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Use of Estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  CAPITAL STOCK
Transactions in capital shares were as follows:

                                                   Tax-Free Fund          Tax-Free Fund          Large-Cap
                                                    for Montana          for North Dakota        Value Fund
                                                 -------------------------------------------------------------
                                                   For the Period         For the Period       For the Period
                                                    from 8/3/99            from 8/3/99          from 8/3/99
                                                  through 12/31/99       through 12/31/99     through 12/31/99
                                                 -------------------------------------------------------------
Shares sold                                            16,695                 26,860               60,386
Shares issued in reinvestment of distributions             59                    104                    -
Shares redeemed                                        (1,344)               (13,492)                (645)
                                                 -------------------------------------------------------------
Net Increase                                           15,410                 13,472               59,741
                                                 -------------------------------------------------------------

4.  INVESTMENT MANAGEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
The Funds have retained Viking Fund Management, LLC ("VFM") to provide the Funds with investment advice and portfolio management. As compensation for the advisory services furnished to the Funds, the Funds pay VFM monthly compensation calculated daily by applying the annual rates of 0.50% to the Tax-Free Funds daily net assets and 0.70% to the Large-Cap Fund's daily net assets. Under a sub-advisory agreement between Fox Asset Management (the "sub-adviser") and VFM, the sub-adviser provides the Large-Cap Fund with investment advice and portfolio management subject to the overall supervision of VFM. As compensation for its services provided to the Large-Cap Fund, VFM pays the sub-adviser monthly compensation calculated daily by applying the annual rate of 0.40% to the Large-Cap Fund's daily net assets of up to $100 million and 0.35% to the Large-Cap Fund's daily net assets in excess of $100 million.

The Funds have also entered into an agreement with VFM to provide administrative services, portfolio accounting and transfer agent services to each of the Funds for a fee at an annual rate of 0.15% of daily net assets, plus a per account charge and reimbursement of certain direct expenses.

The Funds have a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Tax-Free Funds to pay distribution and service fees of up to 0.25% of average daily net assets per year and the Large-Cap Fund to pay distribution and service fees of up to 0.40% of average daily net assets per year to Viking Fund Distributors, LLC ("VFD") for distributing each Fund's shares and for servicing shareholder accounts.

For the period ending December 31, 1999, the net amounts of sales charges deducted from the proceeds of sale of capital shares which were retained by VFD as principal underwriter were $0, $1,693 and $7,017 for the Tax-Free Fund for Montana, Tax-Free Fund for North Dakota and Large-Cap Fund, respectively.

VFM has contractually agreed to waive its fees or reimburse the Fund's for their expenses through August 1, 2009 so that the Tax-Free Fund's total operating expenses during this period will not exceed 0.85% of average net assets on an annual basis and the Large-Cap Fund's total operating expenses during this period will not exceed 1.35% of average net assets on an annual basis.

On December 31, 1999, the Tax-Free Fund for Montana, Tax-Free Fund for North Dakota and Large-Cap Fund had receivables from VFM for reimbursement of certain expenses of $3,136, $3,561 and $3,503, respectively. The Funds had no payables to affiliates on that date. Certain officers and trustees of the Funds are also officers and governors of VFM and VFD.

5.  INCOME TAXES
No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income. At December 31, 1999, the Tax-Free Fund for Montana and Tax-Free Fund for North Dakota had capital losses of $714 and $33, respectively, which may be carried over to offset future capital gains. Such losses expire in 2007.

At December 31, 1999, the net unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

                                                       Tax-Free Fund          Tax-Free Fund             Large-Cap
                                                        for Montana          for North Dakota           Value Fund
                                                      ---------------------------------------------------------------
Investments at cost                                   $     119,581           $     111,396             $     591,028
                                                      ---------------------------------------------------------------
Unrealized appreciation                                           -                       -                    38,864
Unrealized depreciation                                      (5,956)                 (4,223)                  (39,167)
                                                      ---------------------------------------------------------------
Net unrealized appreciation (depreciation)            $      (5,956)          $      (4,223)            $        (303)
                                                      ---------------------------------------------------------------

6.  INVESTMENT TRANSACTIONS
Purchases and sales of securities (excluding short-term securities) for the period ended December 31, 1999 were as follows:

                    Tax-Free Fund          Tax-Free Fund          Large-Cap
                     for Montana          for North Dakota        Value Fund
                   -----------------------------------------------------------
Purchases           $     116,274          $     103,762         $     608,176
Sales               $       4,196          $           -         $      23,280

7.  CREDIT AND MARKET RISK
The Tax-Free Funds concentrate their investments in securities mainly issued by each specific state's municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Investments.

INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Trustees
Viking Mutual Funds

We have audited the accompanying statement of assets and liabilities of Viking Mutual Funds (the Trust), including the schedule of investments as of December 31, 1999, the related statement of operations, statement of changes in net assets and the financial highlights for the period since inception (August 3, 1999) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial
statements.   Our procedures include confirmation of securities owned as of
December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Viking Mutual Funds as of December 31, 1999, the results of its operations, changes in its net assets and the financial highlights for the period since inception (August 3, 1999) to December 31, 1999, in conformity with generally accepted accounting principles.


/s/Brady Martz
BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota

February 3, 2000

VIKING MUTUAL FUNDS
[LOGO]

TRUSTEES
Bruce C. Adams
Shirley R. Martz
Mike Timm
Shannon D. Radke
Douglas P. Miller

INVESTMENT MANAGER
Viking Fund Management, LLC
1400 14th Avenue SW
Minot, ND 58701

SUB-ADVISOR
(For Viking Large-Cap Value Fund)
Fox Asset Management, Inc.
44 Sycamore Avenue
Little Silver, NJ 07739-1220

DISTRIBUTOR
Viking Fund Distributors, LLC
1400 14th Avenue SW
Minot, ND 58701

CUSTODIAN
First International Bank & Trust
3001 25th Street South
Fargo, ND 58103

TRANSFER AGENT
Viking Fund Management, LLC
P.O. Box 500
Minot, ND 58702

INDEPENDENT AUDITORS
Brady, Martz & Associates, P.C.
207 East Broadway, Suite 200
Bismarck, ND 58501

When used with prospective investors, this report must be preceded by a current Viking Mutual Funds prospectus, which contains more complete information including charges and expenses. For a prospectus of Viking Mutual Funds, contact your financial adviser or Viking Mutual Funds.


Shareholder Services
1-800-933-8413

Dealer Services
1-800-933-8513